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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2003

                                    NutraCea
                 (Exact name of Company as specified in charter)

                                   California
                 (State of Other Jurisdiction of Incorporation)

             0-32565                                    87-0673375
    (Commission File Number)                  (IRS Employer Identification No.)

        1261 Hawk's Flight Court
          El Dorado Hills, CA                             95762
(Address of Principal Executive Offices)                (Zip Code)


                                 (916) 933-7000
              (Registrant's Telephone Number, Including Area Code)

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Item 4. Changes in Registrant's Certifying Accountant.

         Effective October 23, 2003, Singer Lewak Greenbaum & Goldstein, LLP (the "Predecessor Accountant") was dismissed as the independent auditors for the Company, and Malone & Bailey, PLLC (the "Successor Accountant") was appointed as the Company's new independent accountants. For the years ended December 31, 2001 and 2002, the Predecessor Accountant's report contained a qualification that the financial statements were prepared on a "going concern" basis and uncertainty of the Company to continue as a going concern but did not otherwise contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The Company's Board of Directors approved this action on October 23, 2003.

         During the years ended December 31, 2001 and 2002, and the subsequent interim period January 1, 2003 through October 22, 2003, there were no disagreements with the Predecessor Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Predecessor Accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements of the Company for such period. The Predecessor Accountant has not advised the Company of any deficiencies in the internal controls necessary to develop reliable financial statements, that information has come to their attention which made such Predecessor Accountants unwilling to rely on management's representations or to be associated with the financial statements prepared by management, or that the scope of the audit should be expanded significantly; or that information has come to the attention of the Predecessor Accountant that materially impacts the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements.

         The Company has not previously consulted with the Successor Accountant regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7.  Financial Statements and Exhibits

         The following is filed as an exhibit to this report.

99.1 Letter dated _________, 2003 from Singer Lewak Greenbaum & Goldstein, LLP regarding agreement with the statements made in this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              NutraCea
Date: October 23, 2003                        By: /s/ John Howell
                                                  ---------------------
                                                  John Howell
                                                  President and
                                                  Chief Operating Officer